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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of report (Date of earliest event reported): July 3, 2006

                              --------------------

                        COMPOSITE TECHNOLOGY CORPORATION
                 (Exact name of registrant as specified in Charter)



        Nevada                     000-10999                  59-2025386

    (State or other          (Commission File No.)          (IRS Employee
    jurisdiction of                                      Identification No.)
   incorporation or
     organization)

                                2026 McGaw Avenue
                            Irvine, California 92614
                    (Address of Principal Executive Offices)

                                 (949) 428-8500
                            (Issuer Telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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We are filing this Form 8-K/A to amend our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 10, 2006 to add certain audited and unaudited financial statements and unaudited pro forma financial statements as listed in Item 9.01(a) and (b) below.


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Item 9.01  Financial Statements and Exhibits.

      (a) Financial Statements of Business Acquired

            (i) The following audited financial statements of EU Energy Plc are filed as Exhibit 99.1 and incorporated by reference herein:

                  Consolidated Balance Sheet as of March 31, 2005 and March 31, 2006

                  Consolidated Statement of Operations for the Year Ended March 31, 2006 and from Inception (January 30, 2004) to March 31, 2005

                  Consolidated Statements of Cash Flows for the Year Ended March 31, 2006 and From Inception (January 30, 2004) to March 31, 2005.

                  Notes to Consolidated Financial Statements

            (ii) The following unaudited financial statements of EU Energy Plc are filed as Exhibit 99.2 and incorporated by reference herein:

                  Consolidated Balance Sheet as of June 30, 2005 and June 30,
                  2006

                  Consolidated Statement of Operations for the Nine Months Ended June 30, 2006 and June 30, 2005

                  Consolidated Statements of Cash Flows for the Nine Months Ended June 30, 2006 and June 30, 2005.

                  Notes to Consolidated Financial Statements

      (b) Pro Forma Financial Information

            (i) The following unaudited pro forma financial statements are filed as Exhibit 99.3 and incorporated by reference herein:

                  Pro Forma Combined Condensed Consolidated Balance Sheet as of June 30, 2006

                  Pro Forma Combined Condensed Consolidated Statements of Operations for the Year Ended September 30, 2005 and the Nine Months Ended June 30, 2006

                  Notes to Combined Condensed Consolidated Financial Statements


                                        2


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                  Notes to Unaudited Pro Forma Consolidated Financial Statements

      (d) Exhibits

Exhibit No.                             Description
----------- ----------------------------------------------------------------

23.1        Consent of Chancery (UK) LLP

99.1        Consolidated Balance Sheet as of March 31, 2005 and March 31, 2006;
            Consolidated Statement of Operations for the Year Ended March 31, 2006 and from Inception (January 30, 2004) to March 31, 2005; Consolidated Statements of Cash Flows for the Year Ended March 31, 2006 and From Inception (January 30, 2004) to March 31, 2005; and Notes to Consolidated Financial Statements.

99.2        Consolidated Balance Sheet as of June 30, 2005 and June 30, 2006;
            Consolidated Statement of Operations for the Nine Months Ended June 30, 2006 and June 30, 2005; Consolidated Statements of Cash Flows for the Nine Months Ended June 30, 2006 and June 30, 2005; and Notes to Consolidated Financial Statements

99.3 Pro Forma Combined Condensed Consolidated Balance Sheet as of June 30, 2006; Pro Forma Combined Condensed Consolidated Statements of Operations for the Year Ended September 30, 2005 and the Nine Months Ended June 30, 2006; Notes to Combined Condensed Consolidated Financial Statements


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Composite Technology Corporation

                                       By:   /s/ Benton H Wilcoxon
                                          --------------------------
                                               Benton H Wilcoxon
                                            Chief Executive Officer

Dated: August 10, 2006


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                                  Exhibit Index


Exhibit No.                             Description
----------- ----------------------------------------------------------------
23.1        Consent of Chancery (UK) LLP

99.1        Consolidated Balance Sheet as of March 31, 2005 and March 31, 2006;
            Consolidated Statement of Operations for the Year Ended March 31, 2006 and from Inception (January 30, 2004) to March 31, 2005; Consolidated Statements of Cash Flows for the Year Ended March 31, 2006 and From Inception (January 30, 2004) to March 31, 2005; and Notes to Consolidated Financial Statements.

99.2        Consolidated Balance Sheet as of June 30, 2005 and June 30, 2006;
            Consolidated Statement of Operations for the Nine Months Ended June 30, 2006 and June 30, 2005; Consolidated Statements of Cash Flows for the Nine Months Ended June 30, 2006 and June 30, 2005; and Notes to Consolidated Financial Statements

99.3 Pro Forma Combined Condensed Consolidated Balance Sheet as of June 30, 2006; Pro Forma Combined Condensed Consolidated Statements of Operations for the Year Ended September 30, 2005 and the Nine Months Ended June 30, 2006; Notes to Combined Condensed Consolidated Financial Statements